                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A
                               (Amendment No. 1)


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 23, 2004

                              Escalon Medical Corp.
                              ---------------------
             (Exact name of registrant as specified in its charter)

        Pennsylvania                     0-20127                 33-0272839
----------------------------           ------------          -------------------
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)

575 East Swedesford Road, Suite 100, Wayne, PA                          19087
----------------------------------------------                        ----------
   (Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code   610-688-6830

                                       N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.        Completion of Acquisition or Disposition of Assets.

         As of July 23, 2004, Escalon Medical Corp. (the "Company") acquired approximately 67% of the outstanding ordinary shares of Drew Scientific Group PLC, a United Kingdom company ("Drew"), pursuant to the Company's exchange offer in which the Company offered 900,000 shares of the Company's common stock for all of the outstanding ordinary shares of Drew. Each Drew stockholder, therefore, has received or will receive 0.01010 shares of the Company's common stock for each ordinary share of Drew owned by the stockholder. The closing price of the Company's common stock on July 23, 2004 was $9.40 per share. As of September 28, 2004, the Company had acquired approximately 94% of the outstanding issued ordinary shares of Drew for the issuance of an aggregate of approximately 843,000 shares of the Company's common stock. The Company has instituted procedures established under United Kingdom law to acquire the remaining Drew ordinary shares.

         For purposes of the pro forma financial information included in this report, the Company has assumed the issuance of 900,000 shares of the Company's common stock for the acquisition of all of the outstanding ordinary shares of Drew. The value of the Company's common stock of $8,181,000 was calculated by multiplying the 900,000 shares by $9.09, which was the average closing price of the Company's common stock for the five-day trading period beginning July 21, 2004 and ending July 27, 2004. The estimated acquisition-related costs of $1,225,000 consist primarily of investment banking, legal and accounting fees that are directly related to the acquisition of Drew. Therefore, the total consideration for the acquisition of Drew has been valued preliminarily at $16,147,000, which includes approximately $6,790,000 of assumed liabilities net of $49,000 acquired cash.

Item 9.01.        Financial Statements and Exhibits.

                  (a)      Financial Statements of Business Acquired.

    Drew Scientific

    Independent Auditors' Report

    Consolidated Balance Sheet as of  March 31, 2004

    Consolidated Statement of Income for the Year Ended March 31, 2004

    Consolidated Statement of Shareholders' Equity as of  March 31, 2004

    Consolidated Statement of Cash Flows for the Year Ended  March 31, 2004

    Notes to Consolidated Financial Statements for the Year Ended March 31, 2004

    Independent Auditors' Report

    Consolidated Balance Sheet as of  March 31, 2003

    Consolidated Statement of Income for the Year Ended March 31, 2003

    Consolidated Statement of Shareholders' Equity as of  March 31, 2003


    Consolidated Statement of Cash Flows for the Year Ended  March 31, 2003

    Notes to Consolidated Financial Statements for the Year Ended March 31, 2003


                  (b) Unaudited Pro Forma Condensed Consolidated Financial Statements.

           Pro Forma Consolidated Balance Sheet as of June 30, 2004

           Pro Forma Consolidated Statement of Operations for Twelve Months Ended June 30, 2004

           Pro Forma Notes to Consolidated Financial Statements for the Year Ended June 30, 2004

                  (c)      Exhibits.

         The following is a list of exhibits filed as part of this 8-K/A.

23.1              Consent of Baker Tilly, independent auditors.  (*)
23.2              Consent of Richard L. Weisheit, P.C., independent auditors.(*)
99.1              Financial Statements of Business Acquired. (*)
99.2              Pro Forma Financial Information. (*)
--------------

*        Filed herewith

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     ESCALON MEDICAL CORP.


Date:  October 6, 2004                               By: /s/ Richard J. DePiano
                                                        -----------------------
                                                        Richard J. DePiano
                                                        Chairman and
                                                        Chief Executive Officer

                  Exhibit Index.

23.1              Consent of Baker Tilly, independent auditors.
23.2              Consent of Richard L. Weisheit, P.C., independent auditors.
99.1              Financial Statements of Business Acquired.
99.2              Pro Forma Condensed Consolidated Financial Statement.